Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Revenue
Loan production income	$ 4,551,415	$ 1,043,483
Loan servicing income	288,304	102,288
Loss on sale of mortgage servicing rights	(62,285)	(22,480)
Interest income	161,160	155,129
Total revenue, net	4,938,594	1,278,420
Expenses
Salaries, commissions and benefits	552,143	372,172
Direct loan production costs	54,459	34,434
Professional services	12,115	37,785
Occupancy and equipment	58,890	40,095
Marketing, travel, and entertainment	20,278	23,433
Depreciation and amortization	16,820	9,405
Servicing costs	70,835	30,936
Amortization, impairment and pay-offs of mortgage servicing rights	573,118	137,776
Interest expense	167,036	164,131
Other general and administrative	27,940	13,196
Total expenses	1,553,634	863,363
Earnings before income taxes	3,384,960	415,057
Provision for income taxes	2,450
Net income	$ 3,382,510	$ 415,057